                                                                     Exhibit 1.1



                                                                  EXECUTION COPY


                    Chartered Semiconductor Manufacturing Ltd

                                US$500,000,000*
                     2.50% Senior Convertible Notes due 2006

             Convertible into Ordinary Shares (S$0.26 par value) or American Depositary Shares Representing Ordinary Shares

                   Each American Depositary Share representing
                    the right to receive ten Ordinary Shares

                             Underwriting Agreement

                                                                       Singapore
                                                                  March 27, 2001


Merrill Lynch (Singapore) Pte. Ltd.
As Representatives of the several Underwriters
1 Temasek Avenue
#28-01 Millenia Tower
Singapore 039192

Ladies and Gentlemen:

     Chartered Semiconductor Manufacturing Ltd, a corporation organized under the laws of Singapore (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, US$500,000,000 principal amount of its 2.50% Senior Convertible Notes due 2006 (the "Underwritten Notes"). The Company also proposes to grant to the Underwriters an option to purchase up to US$75,000,000 additional principal amount of the Notes to cover overallotments (the "Option Notes" and together with the Underwritten Notes, the "Notes" or the "Securities"). The Notes are to be issued under an indenture (the "Base Indenture") to be dated as of the Closing Date (as defined below), between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), as supplemented by a Supplemental Indenture dated as of the Closing Date (as defined below) between the Company and the Trustee (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture") and are convertible into ordinary shares (the "Ordinary Shares"), S$0.26 par value per share, or American Depositary Shares (the "ADS") representing Ordinary Shares. The ADSs will be evidenced by American Depositary Receipts ("ADRs") and will be issued by Citibank, N.A., as depositary (the "Depositary") pursuant to the deposit agreement, dated as of November 4, 1999 (the "Deposit Agreement"), entered into among the Company, the Depositary and all holders from time to time of ADSs. Each ADS will represent ten Ordinary Shares and each ADR may represent any number

------------
* Plus an option to purchase from Chartered Semiconductor Manufacturing Ltd up to US$75,000,000 additional principal amount of the Notes to cover overallotments.

of ADSs. Unless the context otherwise requires, the term "Ordinary Shares" shall be deemed to refer to Ordinary Shares as well as to any ADSs representing such securities and the ADRs evidencing such ADSs.

     In connection with the Offering (as defined below), the Company has made a listing application to the Singapore Exchange Securities Trading Limited (the "SGX-ST") for the listing on the SGX-ST of the Ordinary Shares which may be issued upon conversion of the Notes and has lodged Reports by Issuer to Registrar of Intention to Sell Shares, Debentures or Units under Section 106I(1) pursuant to an exemption under Division 5A (Forms 30B) with the Singapore Registrar of Companies and Businesses to invoke the exemption from the prospectus registration requirements under Sections 106C and 106D of the Companies Act, Chapter 50 of Singapore.

     In connection with the Offering (as defined below), the Company has made a listing application to the Luxembourg Stock Exchange.

     Unless the context otherwise requires, the terms "Underwritten Securities", "Option Securities" and "Securities" shall be deemed to refer, respectively, to Underwritten Notes, Option Notes and Notes. The offering of the Notes is referred to herein as the "Offering".

     To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used in this Underwriting Agreement shall mean you, as Underwriter, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Underwriting Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

     Certain terms used in this Underwriting Agreement are defined in Section 21 hereof.


     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company meets the requirements for use of Form F-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-56878) on Form F-3, including a related Basic Prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) after the Effective Date of the Registration Statement, a Preliminary Prospectus relating to the Securities in accordance with Rule 424(b) or (2) a Final Prospectus in accordance with Rules 415 and 424(b). The Company has included in the Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Registration Statement. The Final Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each Final Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, each Final Prospectus, if not filed pursuant to Rule 424(b), did not and will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
     (ii) the information contained in or omitted from the Registration Statement, or the Final Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto). It is understood that the information that has been furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus or the Final Prospectus is limited to (A) the names of the Underwriters and their respective participation in the sale of the Securities as set forth in the first paragraph under the heading "Underwriting" in the Preliminary Prospectus or Final Prospectus, (B) the statements set forth in the second sentence of the last paragraph on the front cover page of the Preliminary Prospectus or Final Prospectus regarding delivery of the Securities and (C) the statements set forth in the fourth, fifth, fifteenth and sixteenth paragraphs and the second sentence of the sixth paragraph and the third sentence of the twelfth paragraph under the heading "Underwriting" in the Preliminary Prospectus or Final Prospectus.

          (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Final Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply at the time the Registration Statement became effective, at the time the Final Prospectus was issued and on the Closing Date (and, if later, at the time of filing) in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Basic Prospectus, at the time the Registration Statement became effective, at the time the Final Prospectus was issued and on the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Company has filed with the Commission registration statements (file numbers 333-88623 and 333-34692) on Form F-6 (collectively, the "ADR Registration Statement") for the registration under the Act of the offering and sale of the ADSs. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. Such ADR Registration Statement at the time of its effectiveness did comply and on the Closing Date, will comply, in all material respects with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Each of the Company, the Subsidiaries and Silicon Manufacturing Partners Pte. Ltd. ("SMP") has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction in which it is incorporated with full corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole.

          (f) All the outstanding share capital of each Subsidiary and SMP has been duly and validly authorized and issued and is fully paid and non-assessable and, except for such shares of (i) Chartered Silicon Partners Pte Ltd ("CSP") as are owned by Agilent Technologies Europe BV or EDB Investments Pte Ltd which shares do not exceed 49% of the outstanding voting shares of CSP and (ii) SMP as are owned by Agere Systems Singapore Pte. Ltd., which shares do not exceed 51% of the outstanding voting shares of SMP, all the outstanding shares of capital stock of the Subsidiaries and SMP are owned by the Company directly free and clear of any perfected security interests, liens or encumbrances.

          (g) The Company's authorized, issued and outstanding equity capitalization is as set forth in the Final Prospectus. The outstanding Ordinary Shares have been duly and validly authorized and issued and are fully paid and non-assessable. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Securities that are in certificated form are in valid form. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities. Except as disclosed in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. The Securities being sold by the Company are freely transferable by the Company to or for the account of the several Underwriters, their designees and the initial purchasers thereof. Except as set forth in the Final Prospectus, there are no restrictions on subsequent transfers of the Securities under the laws of Singapore and of the United States.

          (h) Upon issuance and delivery of the Securities in accordance with this Underwriting Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof for Ordinary Shares or ADSs in accordance with the terms of the Securities and the Indenture; the Ordinary Shares issuable upon conversion of the Securities have been duly authorized and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; except for actions, if any, that may be required to increase the authorized share capital of the Company, no further approvals by the Company's board of directors (except in respect of allotments and issuances of the Ordinary Shares), its shareholders or otherwise are required for the issuance of such Ordinary Shares; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

          (i) The Ordinary Shares and ADSs of the Company conform in all material respects to the description thereof contained or incorporated by reference in the Final Prospectus. The Articles of Association described in the Final Prospectus under the heading "Description of Ordinary Shares" are in full force and effect.

          (j) The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (k) Each of this Underwriting Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company.

          (l) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the ADR Registration Statement or the Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the description of each such contract, franchise or document in the Final Prospectus is a fair description thereof in all material respects; and each such franchise, contract or other document to which the Company is a party, assuming due authorization, execution and delivery thereof by all parties thereto, is enforceable against the Company in accordance with its terms and is in full force and effect, and to the Company's knowledge, is a legal, valid and binding obligation of the other parties thereto. The statements in the Final Prospectus under the heading "Taxation", fairly summarize the matters therein described.

          (m) Upon issuance by the Depositary of the ADRs evidencing the ADSs against deposit in accordance with the provisions of the Deposit Agreement of the underlying Ordinary Shares upon conversion of the Securities, such ADSs will be duly and validly issued and persons in whose names such ADSs are duly registered will be entitled to the rights specified in the ADSs and in the Deposit Agreement.

          (n) No taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes) are payable by or on behalf of the Underwriters to the Singapore government or any political subdivision or taxing authority thereof or therein in connection with (A) the execution and delivery of the Underwriting Agreement, (B) the issuance of the Securities by the Company in connection with the Offering, (C) the sale and delivery of the Securities by the Company to the Underwriters in the manner contemplated in the Underwriting Agreement, or (D) except as disclosed in the Final Prospectus under the heading "Taxation -- Singapore Taxation", the resale and delivery of such Securities by the Underwriters in the manner contemplated in the Final Prospectus.

          (o) Except as described in the Final Prospectus, (1) all payments on the Securities will be made by the Company without withholding or deduction for or on account of any and all taxes, duties or other charges or whatsoever nature (including, without limitation, income taxes) imposed by Singapore or any political subdivision or taxing authority thereof or therein and (2) no taxes (including, without limitation, stamp, transfer or other taxes) will be imposed by Singapore or any other political subdivision or taxing authority thereof or therein upon conversion of the Securities in accordance with the terms thereof and the terms of the Indenture.

          (p) Except as described in the Final Prospectus, all dividends and other distributions declared and payable on the Ordinary Shares may under current Singapore law and regulations be paid to the Depositary and to the holders of Ordinary Shares, as the case may be, in Singapore dollars and may be converted into foreign currency that may be transferred out of Singapore in accordance with the Deposit Agreement.

          (q) No consent, approval (including exchange control approval), authorization, filing with or order of any court or governmental or regulatory agency or body is required under Singapore or U.S. federal law or the laws of any state or political subdivision thereof in connection with the consummation by the Company of the transactions contemplated in this Underwriting Agreement, the Indenture and the Deposit Agreement, except (A) such as have been obtained under the Act, the Exchange Act, the Trust Indenture Act or the Companies Act, Chapter 50 of Singapore, (B) such as may be required under the blue sky or similar laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreement and the Final Prospectus, (C) such as may be required pursuant to the National Association of Securities Dealers, Inc. rules, (D) such as may be required pursuant to the letter from the SGX-ST dated March 23, 2001 granting approval in-principle for the listing and quotation of the Ordinary Shares to be issued upon the conversion of the Notes in accordance with its terms, which such approvals have been obtained, and (E) the submission of the Return on Debt Securities in respect of the Notes to the Monetary Authority of Singapore and the Inland Revenue Authority of Singapore by Merrill Lynch (Singapore) Pte. Ltd. No approval is required for quotation on the Nasdaq National Market, Inc., of the ADSs issuable upon conversion of the Securities in accordance with the terms of the Securities and the Indenture.

          (r) None of the issue and sale of the Securities, the consummation of any other of the transactions contemplated in this Underwriting Agreement, the Indenture or the Deposit Agreement, or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of the Subsidiaries or SMP pursuant to, (i) the Memorandum and Articles of Association of the Company or the constituent documents of any of the Subsidiaries or SMP, (ii) assuming that the issuance of the Ordinary Shares issuable upon conversion of the Notes in accordance with the terms thereof will not result in Singapore Technologies Pte Ltd holding, either directly or indirectly, less than 51 per cent. of the issued share capital of the Company, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, permit, license, franchise or other agreement, obligation, condition, covenant or instrument to which the Company, any of the Subsidiaries or SMP is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of the Subsidiaries or SMP of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of the Subsidiaries or SMP or any of its or their properties, except, with respect to clause (ii) or (iii) above, such as would not individually or in the aggregate, have a material adverse effect on (A) the performance of this Underwriting Agreement or the consummation of any of the transactions contemplated herein or (B) the condition

     (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole.

          (s) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the United States Investment Company Act of 1940, as amended (the "1940 Act").

          (t) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

          (u) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement or the ADR Registration Statement.

          (v) The consolidated historical financial statements and schedules of the Company (including the related notes) included in the Registration Statement and the Final Prospectus present fairly in all material respects the financial condition, results of operations, changes in financial position and cash flows as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods indicated (except as otherwise noted therein). The selected financial data included in the Registration Statement and the Final Prospectus fairly present in all material respects, on the basis stated in the Registration Statement and the Final Prospectus, the information included therein.

          (w) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any of the Subsidiaries or SMP or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Underwriting Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (x) Each of the Company, the Subsidiaries and SMP owns or leases all such properties as are necessary to the conduct of its operations as presently conducted. Any real property and buildings held under lease by the Company, any of the Subsidiaries or SMP are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company, any of the Subsidiaries or SMP, in each case except as described in or contemplated in the Final Prospectus.

          (y) None of the Company, any of the Subsidiaries or, to the knowledge of the Company, SMP, is in violation or default of (i) any provision of its Memorandum and Articles of Association or other constituent documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of the Subsidiaries or SMP of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of the Subsidiaries or SMP or any of its or their properties, except, with respect to clause (ii) or (iii) above, such as would not individually or in the aggregate, have a material adverse effect on (A) the performance of this Underwriting Agreement or the consummation of any of the transactions contemplated herein or (B) the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole.

          (z) KPMG ("KPMG"), who have certified certain financial statements of the Company and the Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

          (aa) The Company has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Ordinary Shares or the ADSs, provided, however, that this provision shall not apply to any trading or stabilization activities conducted by the Underwriters.

          (bb) Each of the Company, the Subsidiaries and, to the knowledge of the Company, SMP possesses all licenses, permits, certificates and other authorizations issued by the appropriate Singapore, U.S., foreign, federal, state or local regulatory authorities necessary to conduct its business as currently conducted, except in any case in which the failure so to possess any such license, permit, certificate or other authorization would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole. Neither the Company, any of the Subsidiaries nor, to the knowledge of the Company, SMP has received any notice of proceedings relating to the revocation or modification of any such license, permit, certificate or authorization which, singly or in the aggregate, if the subject of an unfavorable decision ruling or findings, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Prospectus (exclusive of any supplement thereto).

          (cc) Except as described in the Final Prospectus, for the periods described in the Final Prospectus, the Company and its Subsidiaries do not have any material capital commitments.

          (dd) No labor dispute with the employees of the Company, any of the Subsidiaries or, to the knowledge of the Company, SMP exists or to the Company's best knowledge, is threatened, and the Company is not aware of any existing labor disturbance by the employees of the Company, any of the Subsidiaries or, to the knowledge of the Company, SMP, that could have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (ee) Each of the Company, the Subsidiaries and, to the knowledge of the Company, SMP is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. All policies of insurance insuring the Company, any of the Subsidiaries or, to the knowledge of the Company, SMP or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Company, the Subsidiaries and, to the knowledge of the Company, SMP is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company, any of the Subsidiaries and, to the knowledge of the Company, SMP under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company, any of the Subsidiaries nor, to the knowledge of the Company, SMP has been refused any insurance coverage sought or applied for. The Company has no reason to believe that either the Company, any of the Subsidiaries or, to the knowledge of the Company, SMP will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (ff) None of the Company's Subsidiaries and, to the knowledge of the Company, SMP is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company, another Subsidiary or SMP, except for certain restrictions as set forth (i) in the Joint Venture Agreement dated July 4, 1997 by and among the Company, Agilent Technologies Europe BV and EDB Investments Pte Ltd (as amended) or as described in or contemplated in the Final Prospectus, (ii) in the Memorandum and Articles of Association of SMP and (iii) in the Syndicated Credit Facilities Agreement dated September 3, 1999 by and among SMP, ABN AMRO Bank

     N.V., Singapore Branch, Citibank, N.A. Singapore Branch, and Overseas Union Bank Limited and certain other lenders named therein.

          (gg) The Company, the Subsidiaries and, to the knowledge of the Company, SMP own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trademarks, service marks, trade and service mark registrations, trade names, licenses, copyrights, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted, and as described in the Final Prospectus, except where the failure to so own, possess, license or have other rights to use would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from the ordinary course of business. Except as set forth in the Final Prospectus under the captions "Risk Factors" or "Business -- Intellectual Property," to the Company's best knowledge, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others in any Intellectual Property, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (f) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office, in the case of any of
     (a) through (f) above, which would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from the ordinary course of business. The Underwriters acknowledge that SMP, being 51% owned by an affiliate of Agere Systems, Inc., would enjoy the benefit of the Intellectual Property portfolio of Agere Systems, Inc.

          (hh) The Company has filed all Singapore, U.S., foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (ii) No Underwriter or holder of Securities is or will be deemed to be resident, domiciled, carrying on business or subject to taxation in Singapore solely by reason of the execution, delivery, consummation or enforcement of this Underwriting Agreement.

          (jj) Each of the Company, the Subsidiaries and, to the knowledge of the Company, SMP, maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (kk) The Company, the Subsidiaries and, to the knowledge of the Company, SMP, are (i) in compliance with any and all Singapore laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") applicable to conduct their respective businesses, (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Subsidiaries and SMP, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Prospectus (exclusive of any supplement thereto).

          (ll) Each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and the Subsidiaries are eligible to participate (other than any "multi-employer plan" within the meaning of Section 4001(a)(3) of ERISA) and each such plan (other than any "multi-employer plan" within the meaning of Section 4001(a)(3) of ERISA) is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, and such regulations and published interpretations, except where such failure to fulfill or such non-compliance would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole. The Company and the Subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA, except such as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole.

          (mm) The Subsidiaries are the only significant subsidiaries of the Company as defined by Rule 1.02 of Regulation S-X.

          (nn) In preparing the guidance announced by the Company on February 27, 2001 regarding the loss for the first quarter of 2001 that the Company expects to record, the Company considered all of the relevant economic and business factors. Any assumptions underlying such guidance were reasonable under the circumstances and were made by the Company in good faith. The Company has no reason to believe that any such assumptions were materially incorrect, as of February 27, 2001 or as of the date of this representation, or that the Company will record a loss in excess of US$0.24 per American Depositary Share for the first quarter of 2001. (This representation and warranty shall be made by the Company only on the date of this Underwriting Agreement, on the Closing Date and on any settlement date.)

     Any certificate signed by any officer of the Company or any of the Subsidiaries, in his or her capacity as an officer of the Company or any of the Subsidiaries, and delivered to you or counsel for the Underwriters in connection with this Underwriting Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


     2. Purchase and Sale.

          (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 100% of the principal amount thereof, the principal amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I to this Underwriting Agreement.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to US$75,000,000 additional principal amount of the Option Securities at the same purchase price as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised to cover overallotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised from the Company in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the principal amount of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.


     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 9:00 AM, New York City time, on April 2, 2001 or such later date not later than five Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called in this Underwriting Agreement, the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct at least one Business Day in advance of the Closing Date.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver (at its expense) to the Representatives, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York 10281-1209, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the account of the several Underwriters through the Representatives, the Option Securities in such names and denominations as the Representatives shall have requested against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company, by wire transfer of U.S. dollars and payable in same day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.


     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.


     5. Agreements.  The Company agrees with the several Underwriters that:


          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or the ADR Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the

     Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or the ADR Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or the ADR Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemental Final Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the

     Act, as many copies of each Preliminary Prospectus and Final Prospectus and any supplement thereto as the Representatives may reasonably request.

          (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities, provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) Except pursuant to the Underwriting Agreement, the Company will not, without the prior written consent of Merrill Lynch (Singapore) Pte. Ltd., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities), any Ordinary Shares or ADSs or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares or ADSs; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may (i) issue and sell Ordinary Shares pursuant to any employee stock option or purchase plan or stock ownership plan, and may file a Form S-8 with respect thereto and (ii) keep on file and effective with the Commission the Registration Statement.

          (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (h) The Company will use its best efforts to cause, as soon as possible on or after the Closing Date, the Securities to be listed on the Luxembourg Stock Exchange.


     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this Underwriting Agreement and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM New York City time on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused Allen & Gledhill, Singapore counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives substantially in the form set forth in Appendix A.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of the federal laws of the United States and the laws of the State of New York, to the extent they deem proper and specified in such opinion, upon the opinion of Latham & Watkins and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Company shall have furnished to the Representatives the opinion of Latham & Watkins, United States counsel for the Company, dated the Closing Date substantially in the form of Appendix B.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) The Depositary shall have requested and caused Patterson, Belknap, Webb & Tyler, counsel for the Depositary, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives stating in effect that:

               (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument enforceable against the Depositary in accordance with its terms, except to the extent that enforcement thereof may be limited by
          (a) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); the statements in the Final Prospectus under the heading "Description of American Depositary Shares", insofar as such statements purport to describe the Depositary and summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs are fair and accurate;

               (ii) the Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder;

               (iii) upon due issuance and delivery by the Depositary of the ADRs evidencing the ADSs against the deposit of the Ordinary Shares in accordance with the terms of the Deposit Agreement upon conversion of the Securities, such ADRs will be validly issued and will entitle the person in whose name each ADR is registered to the rights specified therein and in the Deposit Agreement; and

               (iv) the ADR Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the ADR Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the ADR Registration Statement, and each amendment comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

          (e) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Deputy Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADR Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and the Underwriting Agreement and that:

               (i) the representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (g) The Company shall have requested and caused KPMG to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

               (i) in their opinion the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

               (ii) on the basis of a reading of the latest unaudited condensed consolidated financial statements made available by the Company and Chartered Semiconductor Manufacturing Inc., if any; their limited review, in accordance with United States generally accepted auditing standards under Statement on Auditing Standards No. 71 of the latest unaudited consolidated financial statements, if any; carrying out certain specified procedures (but not an examination in accordance with U.S. GAAP) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, Board of Directors and Audit Committee of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and Chartered Semiconductor Manufacturing Inc. as to transactions and events subsequent to December 31, 2000, such Company officials advising that no audited consolidated financial statements are available as of any date or for any period subsequent to December 31, 2000, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements (if any) included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in periodic reports on Form 6-K under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus; and

                    (2) with respect to the period subsequent to December 31,
               2000, there were any changes, at a specified date not more than two Business Days prior to the date of the letter, in the share capital of the Company or any increase in long-term debt (excluding current installments) as compared with the amounts shown on the December 31, 2000 audited consolidated balance sheet, or for the period from January 1, 2001 to no more than two business days prior to the date of this letter, there was any decrease, as compared with the corresponding period in the preceding year, in consolidated net revenue of the Company, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives.

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature derived from the general accounting records of the Company and Chartered Semiconductor Manufacturing Inc. set forth in the Registration Statement and the Final Prospectus, including the information set forth under the captions "Summary," "Risk Factors," "Use of Proceeds," "Dividend Policy," "Capitalization," "Selected Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Principal Shareholders" and "Description of the Convertible Notes," in the Final Prospectus, the information included in Items 3, 4, 5, 6, 7, 8, 10 and 11 of the Company's annual report for 2000 on Form 20-F, incorporated by reference in the Registration Statement and the Final Prospectus, agrees with or is recomputed from the accounting records of the Company and the Subsidiaries, excluding any questions of legal interpretation.

          References to the Final Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (inclusive of any supplement thereto) the effect of which, in any case referred to in clause
     (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto for each shareholder of the Company listed in Schedule III hereto.

               (j) The Deposit Agreement shall be in full force and effect, and shall not have been amended except as approved by the Representatives.

               (k) The Ordinary Shares issuable upon conversion at the option of the holders of the Securities in accordance with the terms of the Securities and the Indenture shall have been approved in-principle for listing and quotation on the SGX-ST, and satisfactory evidence of all such actions shall have been provided to the Representatives.

               (l) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Underwriting Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 will be delivered at the offices of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at 39th Floor, Bank of China Tower, One Garden Road, Central, Hong Kong, on the Closing Date.


     7. Commissions, Costs and Expenses.

          (a) In consideration of the agreement by the Underwriters to subscribe for the Underwritten Securities and the Option Securities (subject to the option for the Option Securities referred to in the preamble above being duly exercised in accordance with Section 3 of this Underwriting Agreement), the Company shall pay to the Underwriters on the Closing Date, or on the date on which such Option Securities are purchased, as the case may be, a commission of 2.50 per cent. in respect of the Underwritten Securities or the Option Securities, as the case may be.

          (b) In addition to the commission described in paragraph (a), the Company may also elect to pay the Underwriters an incentive fee of 0.20 per cent. of the principal amount of the Underwritten Securities and the Option Securities, as the case may be, depending on the performance of the Underwriters. Payment of this incentive fee will be entirely at the discretion of the Company.


     8. Reimbursement of Company's and Underwriters' Expenses.

          (a) Subject to Section 8(b), the Underwriters agree to pay up to US$2,500,000 (or, in the event the Underwriters purchase any of the Option Securities, up to an additional US$375,000 pro rata to the principal amount of the Option Securities purchased) towards the reimbursement of the costs and expenses of the Company relating to the following matters: (i) the fees and expenses of the Company's counsel (including local counsel) and accountants in connection with the preparation and filing of the Registration Statement and the issue of the Securities, (ii) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Final Prospectus, and each amendment or supplement to any of them and mailing and delivering (including postage, air freight charges and charges for counting and packing) copies thereof to the initial purchasers and dealers; (iii) all expenses relating to the road show for the offering of the Securities, including the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities;
     (v) the registration of the Securities under the Registration Statement under the Act; (vi) the registration of the Securities under the Exchange Act and the listing of the Securities on the Luxembourg Stock Exchange;
     (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") or the SGX-ST; (viii) the fees and expenses of the Trustee; and (ix) all other costs and expenses incurred by the Company in connection with the Registration Statement and the proposed purchase and sale of the Securities.

          (b) If the sale of the Securities provided for under the Underwriting Agreement is not consummated, the Underwriters shall not reimburse the Company for any expenses as provided in Section 8(a). Instead, each of the Company and the Underwriters shall bear their own expenses in connection with the proposed purchase and sale of the Securities. For the avoidance of doubt, in this event, the Company shall be responsible for all of the expenses listed in Section 8(a), other than expenses for travel, accommodation and communications for representatives of the Underwriters in connection with the road show for the offering of the Securities, which such expenses shall be borne by the Underwriters.


     9. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act (i) against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal, state or any other applicable statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement originally filed or in any amendment thereof, or in the ADR Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or in the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any (1) litigation, (2) investigation or proceeding by any governmental agency or body, commenced or threatened, or (3) claim whatsoever, in each case based upon any untrue statement or omission, or any alleged untrue statement or omission described in clause (i) above; provided that, in each case, and subject to the last sentence of paragraph (d) below, any such settlement is effected with the prior written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen in accordance with paragraph (c) below), reasonably incurred in accordance with the terms of this Section 9 in investigating, preparing or defending against any (1) litigation, (2) investigation or proceeding by any governmental agency or body, commenced or threatened, or
     (3) claim whatsoever, in each case based upon any untrue statement or omission, or any alleged untrue statement or omission described in clause
     (i) above, to the extent that any such expense is not paid under (i) or
     (ii) above; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter from whom the person describing any such loss, claim, damage, expense or liability purchased the Securities, or any person controlling such Underwriter, to the extent that any such loss, claim, damage, expense or liability of each Underwriter (or any person controlling such Underwriter) occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Representative, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of either the Act or Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter made in the documents referred to in the foregoing indemnity in reliance furnished upon and in conformity with such written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that (A) the names of the Underwriters contained in any Preliminary Prospectus or the Final Prospectus and their respective participation in the sale of the Securities as set forth in the first paragraph under the heading "Underwriting" in any Preliminary Prospectus or the Final Prospectus, (B) the statements set forth in the second sentence of the last paragraph on the front cover page of any Preliminary Prospectus or the Final Prospectus regarding delivery of the Securities and (C) the statements set forth in the fourth, fifth, fifteenth and sixteenth paragraphs and the second sentence of the sixth paragraph and the third sentence of the twelfth paragraph under the heading "Underwriting" in any Preliminary Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Final Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
     (ii) the actual or potential defendants in, or targets of any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
     (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by Merrill Lynch (Singapore) Pte. Ltd. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent; provided, however, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a) and 9(b) hereto effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and
     (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages, expenses and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission (after deducting expenses, including the amount reimbursed to the Company pursuant to Section 8(a)) applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions (after deducting expenses), in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or by the Underwriters, the intent of the parties and their relative knowledge access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any (1) litigation, (2) investigation or proceeding by any governmental agency or body, commenced or threatened, (3) claim whatsoever, in each case based upon any untrue or alleged untrue statement or omission or alleged omission described in clause (i) of paragraph (a) above. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).


     10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters under this Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default under this Underwriting Agreement.


     11. Termination.

          (a) The Representative(s) may terminate this Underwriting Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Underwriting Agreement or since the respective dates as of which information is given in the Final Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or Singapore, any outbreak of hostilities or escalation thereof involving the United States or Singapore, or (iii) any declaration by the United States or Singapore of a national emergency or war, or (iv) other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions of the United States or Singapore, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (v) if trading in the Company's ADSs has been suspended by the Commission or the Nasdaq National Market, Inc., trading in the Company's Ordinary Shares has been suspended by the SGX-ST, or if trading generally on the New York Stock Exchange or the SGX-ST or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (vi) if a banking moratorium has been declared by either U.S. Federal, New York State or Singapore authorities.

          (b) If this Underwriting Agreement is terminated pursuant to this
     Section 11, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and provided further that Sections 1, 9 and 12 shall survive such termination and remain in full force and effect.


     12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities.


     13. Notices. All communications under this Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Representatives at 1 Temasek Avenue, #28-01 Millenia Tower, Singapore 039192, attention of Legal Department (fax no.: (65) 330-7130); or, if sent to the Company, will be mailed, delivered or telefaxed to the Legal Department (fax no.: (65) 362-2909) and confirmed to it at 60 Woodlands Industrial Park D, Street 2, Singapore 738406, Attention:
Legal Department.


     14. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 9 hereof, and no other person will have any right or obligation under this Underwriting Agreement.


     15. Jurisdiction. (a) The Company agrees that any suit, action or proceeding against the Company brought by any Underwriter, by the directors, officers, employees and agents of any Underwriter or by any person who controls any Underwriter, arising out of or based upon this Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court; and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably accepts and submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company has appointed Chartered Semiconductor Manufacturing, Inc., at 1450 McCandless Drive, Milpitas, California 94035 as its authorized agent (the "Company's Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or based upon this Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court by any Underwriter, by the directors, officers, employees and agents of any Underwriter or by any person who controls any Underwriter and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company consents to process being served in any action or proceeding by mailing a copy thereof by registered or certified mail to the Company's Authorized Agent. The Company hereby represents and warrants that the Company's Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Company's Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action arising out of or based upon this Underwriting Agreement may be instituted by any Underwriter, by the directors, officers, employees and agents of any Underwriter or by any person who controls any Underwriter, in any other court of competent jurisdiction, including those in Singapore.

          (b) Each of the Underwriters agrees that any suit, action or proceeding against the Underwriters brought by the Company, its directors, its officers who sign the Registration Statement or any person who controls the Company, arising out of or based upon this Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court; and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably accepts and submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Underwriters have appointed Merrill Lynch, Pierce, Fenner & Smith Incorporated, at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281 as its authorized agent (the "Underwriters' Authorized Agent"), upon whom process may be served in any suit, action or proceeding arising out of or based upon this Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court by the Company, its directors, its officers who sign the Registration Statement or any person who controls the Company and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Underwriters consent to process being served in any action or proceeding by mailing a copy thereof by registered or certified mail to the Underwriters' Authorized Agent. The Underwriters hereby represent and warrant that the Underwriters' Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Underwriters agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Underwriters' Authorized Agent shall be deemed, in every respect, effective service of process upon the Underwriters. Notwithstanding the foregoing, any action arising out of or based upon this Underwriting Agreement may be instituted by the Company, its directors, its officers who sign the Registration Statement or any person who controls the Company, in any other court of competent jurisdiction, including those in Singapore.

          (c) The provisions of this Section 15 shall survive any termination of the Underwriting Agreement, in whole or in part.


     16. Applicable Law. This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.


     17. Currency. Each reference in this Underwriting Agreement to U.S. dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of the Company and the Underwriters in respect of any amount due under this Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Underwriters, as the case may be, will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. If, alternatively, the amount in the relevant currency that may be so purchased for any reason exceeds the amount originally due, the party entitled to receive such original amount will return such excess amounts, in the relevant currency, to the Company or the Underwriters, as the case may be. Any obligation of the Company or the Underwriters, as the case may be, not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.


     18. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.


     19. Counterparts. This Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.


     20. Headings. The section headings used in this Underwriting Agreement are for convenience only and shall not affect the construction hereof.


     21. Definitions. The terms which follow, when used in this Underwriting Agreement, shall have the meanings indicated.

          "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "ADR" shall mean the certificate(s) issued by the Depositary to evidence the American Depositary Shares issued under the terms of the Deposit Agreement.

          "ADR Registration Statement" shall mean the registration statement referred to in paragraph 1(c) above, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.

          "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

          "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York and Singapore are authorized or obligated by law, executive order or regulation to close.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Underwriting Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

          "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

          "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Subsidiary" shall mean each of Chartered Semiconductor Manufacturing Inc. and Chartered Silicon Partners Pte Ltd.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "Underwriting Agreement" shall mean this agreement relating to the sale of the Securities by the Company to the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.



                                           Very truly yours,


                                           Chartered Semiconductor Manufacturing
                                            Ltd



                                           By: /s/ CHIA SONG HWEE
                                              ----------------------------------
                                           Name:  Chia Song Hwee
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Chief Administrative Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Merrill Lynch (Singapore) Pte. Ltd.



By: /S/ MALCOLM HISCOCK
   ----------------------------------
   Name: Malcolm Hiscock
   Title: Director

For itself and other several
Representatives and Underwriters
Named in Schedule I
to the foregoing Agreement.

                                                                      SCHEDULE I

                                                   PRINCIPAL AMOUNT OF
UNDERWRITER                                         UNDERWRITTEN NOTES
-----------                                        -------------------
Merrill Lynch (Singapore) Pte. Ltd.                   US$500,000,000
                                                      --------------
Total                                                 US$500,000,000

                                                                     SCHEDULE II


               List of Signatories to Letter Attached as Exhibit A

1. Singapore Technologies Pte Ltd

2. Singapore Technologies Semiconductors Pte Ltd

                                                                       EXHIBIT A


                    Chartered Semiconductor Manufacturing Ltd
              Public Offering of Senior Convertible Notes due 2006

                                             , 2001
                             ---------- -----

Merrill Lynch (Singapore) Pte. Ltd.
As Representatives of the several Underwriters
1 Temasek Avenue
#28-01 Millenia Tower
Singapore 039192

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement between Chartered Semiconductor Manufacturing Ltd, a corporation organized under the laws of Singapore (the "Company") and you as representatives of the group of Underwriters named therein, relating to an underwritten public offering of Senior Convertible Notes due 2006 (the "Notes"), convertible into ordinary shares (the "Ordinary Shares") or American Depositary Shares (the "ADSs") of the Company.

     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior consent of Merrill Lynch (Singapore) Pte. Ltd., offer (except for deemed offers of the undersigned's securities pursuant to the Registration Statement (as defined in the Underwriting Agreement)), sell, contract to sell, pledge or otherwise dispose of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, or announce the offering of (except for deemed offers to the undersigned's securities pursuant to the Registration Statement), any Ordinary Shares or ADSs or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares or ADSs, for a period of 45 days following the date of the Underwriting Agreement, other than Ordinary Shares or ADSs disposed of as bona fide gifts approved by Merrill Lynch (Singapore) Pte. Ltd.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                             Yours very truly,


                                             -----------------------------------
                                             [Signature]
                                             [Name and address]

                                                                      APPENDIX A


                               FORM OF A&G OPINION
             [Subject to A&G's standard preamble and qualifications]

          1. The Company is a company duly incorporated and is validly existing under the laws of the Republic of Singapore and has the corporate power and capacity to own or lease its property and to conduct its business as described in the Final Prospectus;

          2. CSP is a company duly incorporated and is validly existing under the laws of the Republic of Singapore and has the corporate power and capacity to own or lease its property and to conduct its business as described in the Final Prospectus;

          3. SMP is a company duly incorporated and is validly existing under the laws of the Republic of Singapore and has the corporate power and capacity to own or lease its property and to conduct its business as described in the Final Prospectus;

          4. (a) The Company has taken all necessary corporate action required under the laws of the Republic of Singapore to authorise the entry into, execution and delivery of, the Underwriting Agreement; and

             (b) The Company has the corporate power and has taken all necessary corporate action required under the laws of the Republic of Singapore to authorise the entry into, execution and delivery of the Indenture and, assuming due authorisation, execution and delivery thereof by the Trustee (as defined in the Indenture), the Indenture constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms;

          5. The authorized share capital of the Company as at 28th February, 2001 conforms as to legal matters to the description thereof set out on page - of the Final Prospectus;

          6. (a) The 1,380,266,279 ordinary shares of par value of S$0.26 each in the capital of the Company issued and outstanding as of 28th February, 2001 have been duly authorized and are validly issued, fully paid and non-assessable and are not issued in violation of any pre-emptive or similar rights under (1) the laws of the Republic of Singapore or (2) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto. For the purposes of this opinion we have assumed that the term "non-assessable" in relation to ordinary shares of par value of S$0.26 each in the capital of the Company (the "Ordinary Shares") means under Singapore law that holders of such Ordinary Shares, having fully paid up all amounts due on such Ordinary Shares as to nominal amount and premium thereon, are under no further personal liability to contribute to the assets or liabilities of the Company in their capacities purely as holders of such Ordinary Shares;

             (b) No holders of any of the 1,380,266,279 Ordinary Shares issued and outstanding prior to the issuance of the Notes are entitled to any pre-emptive or other rights to subscribe to any of the Notes except for such rights as have been waived; and

             (c) Except as described in the Final Prospectus under the caption "Management -- Issuances of Share Options", and as far as we are aware, there are no outstanding securities issued by the Company convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares;

          7. The Notes have been duly authorized by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and the issuance of such Notes will not be subject to any pre-emptive or similar rights under (a) the laws of the Republic of Singapore or (b) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto; and, except as set out in paragraph 7 above, there are no restrictions on the transfer of the Notes under the laws of the Republic of Singapore;

          8. The Ordinary Shares issuable upon conversion of the Notes have been duly authorized and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable, and the issuance of such Ordinary Shares upon such conversion will not be subject to any pre-emptive or similar rights under (a) the laws of the Republic of Singapore or (b) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto;

          9. (a) All of the 720,000,000 issued ordinary shares of S$1.00 each in the capital of CSP have been duly authorised and are validly issued and fully paid;

             (b) The Company is the registered holder of 367,200,000 issued ordinary shares of S$1.00 each in the capital of CSP; and

             (c) As far as we are aware, the 367,200,000 issued ordinary shares of S$1.00 each in the capital of CSP are beneficially owned by the Company free and clear of any perfected security interests, liens or encumbrances;

          10. Under the current laws and regulations of the Republic of Singapore, all dividends declared and payable in respect of the Ordinary Shares may be paid by the Company to the holder thereof in Singapore dollars that may be converted into foreign currency and, when so converted, freely transferred out of Singapore, without the necessity of obtaining any consents, approvals, authorizations, orders or clearances from or registering with any Singapore governmental agency or body or any stock exchange authority; and except as set forth in the Final Prospectus under the caption "Taxation - Singapore Taxation", all dividends paid to holders of Ordinary Shares who are non-residents of Singapore will not be subject to Singapore income, withholding or other taxes under the laws of Singapore;

          11. As at the date hereof:-

             (a) We are not representing the Company or any of its subsidiaries in any legal or governmental proceedings, pending or threatened, to which the Company or any subsidiary is a party or to which any of the properties of the Company or any subsidiary is subject which could reasonably be expected to have a material adverse effect on the performance of the Underwriting Agreement or the consummation of any of the transactions contemplated under the Underwriting Agreement or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company or any subsidiary, taken as a whole; and

             (b) We are not aware of the existence of any legal or governmental proceedings in the Republic of Singapore to which the Company or any subsidiary is a party or to which any of the properties of the Company or any subsidiary is subject;

          12. No consent, approval, authorisation or order of or qualification with any governmental body or agency or stock exchange authority in the Republic of Singapore was or is required for the consummation of the Transaction Agreements and the issue and delivery of the Notes, except as may be required pursuant to the Companies Act, Chapter 50 of Singapore or the AIP Letter, which has been obtained, and the submission of the Return on Debt Securities in respect of the Notes to the Monetary Authority of Singapore and the Inland Revenue Authority of Singapore by the Underwriter;

          13. The consummation of any of the transactions contemplated in the Transaction Agreements and the issue and delivery of the Notes (a) have been, in the case of transactions to which the Company is a party, duly authorised by the Company and (b) do not contravene (1) any provision of the laws of the Republic of Singapore, (2) the Memorandum and Articles of Association of the Company or any other constitutive document of the Company or any amendment thereto, (3) assuming that the issuance of the Ordinary Shares issuable upon the conversion of the Notes in accordance with the terms thereof will not result in Singapore Technologies Pte Ltd holding, either directly or indirectly, less than 51 per cent. of the issued share capital of the Company, any agreement or instrument binding on the Company, CSP or SMP and governed by Singapore law and described in Exhibit [A] hereto or (4) as far as we are aware, any judgment, order or decree of any governmental body, agency or court of the Republic of Singapore having jurisdiction over the Company or any of its assets;

          14. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Transactions Agreements, that they be filed or recorded with any governmental or other regulatory authorities in Singapore;

          15. No taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes) are payable by or on behalf of the Underwriter or the Company to the Republic of Singapore or any political subdivision or taxing authority thereof or therein in connection with (a) the execution and delivery of the Underwriting Agreement, (b) the issuance of the Notes by the Company in connection with the Offering; (c) the sale and delivery of the Notes to the Underwriter in the manner contemplated in the Underwriting Agreement; or (d) except as disclosed in the Final Prospectus under the caption "Taxation -- Singapore Taxation", the resale and delivery of the Notes by the Underwriter in the manner contemplated in the Final Prospectus; except as disclosed in the Final Prospectus under the caption "Taxation -- Singapore Taxation", no taxes (including, without limitation, stamp, transfer or other taxes) will be imposed by Singapore or any other political subdivision or taxing authority thereof or therein upon conversion of the Securities in accordance with the terms thereof and the terms of the Indenture.

          16. The boxed sections, as set out in Appendix [A] to this opinion, of the statements in the Final Prospectus under the captions "Dividend Policy", "Exchange Rates", "Taxation -- Singapore Taxation" and "Description of Ordinary Shares" insofar as such statements constitute summaries of the Singapore legal matters referred to therein, fairly present the information called for with respect to such legal matters and fairly summarise the matters referred to therein;

          17. The choice of New York law as the governing law of the Transaction Agreements and the Notes is a valid choice of law and will be recognized and given effect to by the Singapore courts;

          18. The submission by the Company to the jurisdiction of the New York courts contained in the Transaction Agreements and the Notes and the appointment by the Company of Chartered Semiconductor Manufacturing, Inc. as its agent for service of process in connection therewith are, in each case, valid and binding on the Company under the laws of the Republic of Singapore and irrevocable; and

          19. A final and conclusive judgment on the merits properly obtained against the Company in any competent court of a state in, or a federal court of, the United States of America for a fixed sum of money in respect of any legal suit or proceedings arising out of or relating to the Transaction Agreements and the Notes and which could be enforced by execution against the Company in the jurisdiction of the relevant court and has not been stayed or satisfied in whole may be sued on in the Republic of Singapore as a debt due from the Company, if:-

             (a) the relevant court had jurisdiction over the Company, in that the Company, was, at the time proceedings were instituted, resident in the jurisdiction in which proceedings has been commenced or had submitted to the jurisdiction of the relevant court;

             (b) that judgment was not obtained by fraud;

             (c) the enforcement of that judgment would not be contrary to the public policy of the Republic of Singapore;

             (d) that judgment had not been obtained in contravention of the principles of natural justice; and

             (e) the judgment of the relevant court did not include the payment of taxes, a fine or penalty.

     This opinion relates only to the laws of general application of the Republic of Singapore as at the date hereof and as currently applied by the Singapore courts, and is given on the basis that it will be governed by and construed in accordance with the laws of the Republic of Singapore. We have made no investigation of, and do not express or imply any views on, the laws of any country other than the Republic of Singapore. In respect of the Transaction

Agreements, the Notes, the Base Prospectus, the Final Prospectus and the Registration Statement, we have assumed due compliance with all matters concerning United States Federal and New York laws and the laws of all other relevant jurisdictions other than the Republic of Singapore. With respect to all matters of United States Federal and New York laws we have relied upon, and our opinion is subject to the qualifications, assumptions and exceptions set forth in, the opinion of Latham & Watkins, United States counsel for the Company, delivered pursuant to Section - of the Underwriting Agreement. As to matters of fact material to this opinion, we have relied on the statements of responsible officers of the Company.

                                                                      APPENDIX B


                               FORM OF L&W OPINION
              [Subject to L&W standard preamble and qualifications]

          1. Chartered Semiconductor Manufacturing Inc. ("Chartered Inc.") has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

          2. The Registration Statement and the ADS Registration Statements have become effective under the Act; to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statements has been issued under the Act and no proceedings therefor have been initiated or threatened; and any required filing of the Final Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) and Rule 430A under the Act.

          3. The Registration Statement and the Final Prospectus comply as to form in all material respects with the requirements for registration statements on Form F-3 under the Act and the rules and regulations of the Commission thereunder and the ADS Registration Statements complies as to form in all material respects with the requirements for registration statements on Form F-6 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the ADS Registration Statements or the Final Prospectus or with respect to the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee (the "Form T-1"). In passing upon the compliance as to form of the Registration Statement, the ADS Registration Statements and the Final Prospectus, we have assumed that the statements made and incorporated by reference therein are correct and complete.

          4. The Company is not and, after giving effect to the sale of the Notes and the application of the net proceeds therefrom as described in the Final Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          5. Assuming due authorization, execution and delivery of the Underwriting Agreement by the Company under Singapore law, the Underwriting Agreement has been duly executed and delivered by the Company under the laws of the State of New York.

          6. Assuming due authorization, execution and delivery of the Deposit Agreement by the parties thereto (other than due execution and delivery by the Company under the laws of the State of New York), the Deposit Agreement is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          7. Assuming due authorization, execution and delivery of the Indenture by the parties thereto (other than due execution and delivery by the Company under the laws of the State of New York), the Indenture has been duly executed and delivered by the Company under the laws of the State of New York and constitutes a valid and binding agreement of the

Company, enforceable against the Company in accordance with its terms. The Indenture has been duly qualified under the Trust Indenture Act.

          8. Assuming due authorization, execution and delivery of the Notes by the parties thereto (other than due execution and delivery by the Company under the laws of the State of New York), the Notes have been duly executed and delivered under the laws of the State of New York and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Underwriting Agreement, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture.

          9. No consent, approval, authorization or order of, or filing with, any United States federal or New York court or governmental agency or body is required for the consummation of the issuance and sale of the Notes by the Company pursuant to the Underwriting Agreement and the Indenture, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Notes by the Underwriter.

          10. The issuance and sale of the Notes by the Company pursuant to the Underwriting Agreement and the Indenture, will not result in (a) the violation of the Company of any United States federal or New York statute, rule or regulation known to us to be applicable to the Company (other than United States federal or state securities laws, which are specifically addressed elsewhere herein) or (b) the breach of or a default under any of the agreements filed as exhibits 4.32, [4.33], 4.34, [4.35], 4.36, [4.37] and 4.38 of the Company's
Annual Report on Form 20-F filed with the Commission on March 21, 2001 (collectively, the "Agreements").

          11. The statements set forth in the Final Prospectus under the headings "Description of Debt Securities" and "Description of the Convertible Notes", insofar as such statements purport to summarize certain provisions of the Notes and the Indenture, provide a fair summary of such provisions. The statements set forth in the Final Prospectus under the heading, "Taxation -- United States Federal Taxation," insofar as such statements constitute a summary of United States legal matters, are accurate in all material respects.

          12. Under the laws of the State of New York relating to personal jurisdiction, (a) the Company has, under the Underwriting Agreement and the Indenture, validly submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York in any action arising out of or relating to the Underwriting Agreement and the Indenture, respectively, and the transactions contemplated therein and its appointment thereunder of Chartered Inc. (under the Underwriting Agreement) and CT Corporation System (under the Indenture) as its authorized agent for service of process is valid, legal and binding and (b) service of process in the manner set forth in Section 15 of the Underwriting Agreement and Section - of the Indenture is effective to confer valid personal jurisdiction over the Company.

          13. To the best of our knowledge, there are no contracts, documents or franchises of a character required to be described in the Registration Statement, the ADS Registration Statement or the Final Prospectus (including the documents required to be filed under the Exchange Act, if upon such filing they would be incorporated by reference therein) or to be filed as exhibits thereto that are not described or filed as required.

     In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives, at which the contents of the Registration Statement, the ADS Registration Statements and the Final Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for (other than as set forth in paragraph 11), the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the ADS Registration Statements and the Final Prospectus and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that the Registration Statement or the ADS Registration Statements at the time each became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus (including the documents incorporated by reference), as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the ADS Registration Statements or the Final Prospectus or with respect to the Form T-1.